OTHER INCOME (Tables)	12 Months Ended
Jun. 30, 2023
Other Income
SCHEDULE OF OTHER INCOME

	2023 A$	2022 A$	2021 A$
Research and development tax incentive income (1)	1,616,064	2,397,552	997,908
Export Marketing & Development Grant	-	-	100,000
Other income	45,724	25,955	116,271
Government grant income – COVID-19 relief (2)	-	-	287,883
Net unrealized foreign exchange gain	152,963	244,762	-
Net realized foreign exchange gain	22,071	115,122	57,899
Total other income	1,836,822	2,783,391	1,559,961